UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 12, 2009
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
VW Credit Leasing, Ltd.
Volkswagen Credit, Inc.
Volkswagen Auto Lease Trust 2009-A
(Exact Names of Co-Registrants/Sponsor/Issuing Entity as Specified in their Charters)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770 333-133770-01	11-365048-3 38-6738618

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive
Herndon, Virginia	20171

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Co-Registrants’ Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Item 8.01. Other Events.
     The Co-Registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 1.45205% Notes, Class A-2 2.87% Notes, Class A-3 3.41% Notes and Class A-4 4.59% Notes (the “Notes”) by Volkswagen Auto Lease Trust 2009-A described in the Prospectus Supplement dated May 5, 2009 and the Prospectus dated April 28, 2009.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

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Exhibit
No.	Document Description

4.1	Indenture dated as of May 12, 2009 between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee.

10.1	Transaction SUBI Supplement 2009-A to Origination Trust Agreement, dated as of May 12, 2009 between VW Credit, Inc., as settlor and initial beneficiary, and U.S. Bank National Association, as UTI trustee, administrative trustee and SUBI trustee.

10.2	Transaction SUBI Supplement 2009-A to Servicing Agreement, dated as of May 12, 2009 between VW Credit Leasing, Ltd., as origination trust, U.S. Bank National Association as SUBI trustee and VW Credit, Inc. as Servicer.

10.3	SUBI Sale Agreement, dated as of May 12, 2009, between VW Credit, Inc. as seller and Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as buyer.

10.4	SUBI Transfer Agreement, dated as of May 12, 2009, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller, and Volkswagen Auto Lease Trust 2009-A, as buyer.

10.5	Amended and Restated Trust Agreement, dated as of May 12, 2009, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as depositor, and Citibank, N.A., as owner trustee and Citigroup Trust – Delaware, N.A., as issuer Delaware trustee.

10.6	Administration Agreement, dated as of May 12, 2009, among Volkswagen Auto Lease Trust 2009-A, as issuer, VW Credit, Inc., as administrator and Deutsche Bank Trust Company Americas, as indenture trustee.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co- Registrants, Volkswagen Auto Lease/Loan Underwritten Funding, LLC and VW Credit Leasing, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC
	By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

	By:	/s/ Lawrence S. Tolep
	Name:	Lawrence S. Tolep
	Title:	Assistant Treasurer

VW CREDIT LEASING, LTD. By: VW Credit, Inc., as Servicer
	By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

	By:	/s/ Lawrence S. Tolep
	Name:	Lawrence S. Tolep
	Title:	Assistant Treasurer

Post-closing 8-K